American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated February 23, 2015 ■ Statement of Additional Information dated April 1, 2014
The following is added to the Accounts Managed table on pages 37-38 of the SAI:

		Registered Investment companies (e.g., American Century Investments funds and American Century Investments ‑subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
James Gendelman[1]	Number of Accounts	5	11	14
	Assets	$4.0 billion[2]	$2.3 billion	$1.9 billion
1Information is provided as of February 18, 2015.

[2]	Includes $2.0 billion in International Growth and $1.1 billion in NT International Growth.

The following is added to the International Growth and NT International Growth sections of the Ownership of Securities table on page 41 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
International Growth Fund
James Gendelman[1]	A
NT International Growth Fund
James Gendelman[1,2]	A
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.

[1]	Information is provided as of February 18, 2015.

[2]	The portfolio manager cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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